                                                                    Exhibit 23.1


  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2004, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-111193) and related Prospectus of Peninsula Pharmaceuticals, Inc. for the registration of 5,750,000 shares of its common stock.


                                                       /s/ Ernst & Young LLP

Palo Alto, California

May 21, 2004